                                                                Exhibit 99.2(b)

                                    MASTER

                             AMENDED AND RESTATED

                                    BY-LAWS

                                      OF

                  THE TRUSTS IDENTIFIED ON APPENDIX A HERETO

                         January 1, 2002, as revised:

                     June 23, 2004 (Article VI: Section 1)
                   August 22, 2007 (Article XII: Section 1)

                            Appendix A, as revised:

               June 28, 2005 (Addition of MFS Series Trust XII)
       February 21, 2006 (Redesignation of MGS to MFS Series Trust XIII)
             February 27, 2007 (Addition of MFS Series Trust XIV)
    July 24, 2007 (Redesignation of MFS Government Limited Maturity Fund to
                             MFS Series Trust XV)

Master Amended and Restated By-Laws, January 1, 2002, as revised June 23, 2004

                                                                     APPENDIX A
                                                         Revised: July 24, 2007

                                                                   FISCAL
                                                                    YEAR
   TRUST                                                            END
   -----                                                           ------
   MFS Series Trust I                                              08/31
   MFS Series Trust II                                             11/30
   MFS Series Trust III                                            01/31
   MFS Series Trust IV                                             08/31
   MFS Series Trust V                                              09/30
   MFS Series Trust VI                                             10/31
   MFS Series Trust VII                                            11/30
   MFS Series Trust VIII                                           10/31
   MFS Series Trust IX                                             04/30/*/
                                                                   10/31/**/
   MFS Series Trust X                                              05/31.
                                                                   07/31..
                                                                   08/31...
   MFS Series Trust XI                                             09/30
   MFS Series Trust XII                                             4/30/***/
   MFS Series Trust XIII (formerly MFS Government Securities Fund)  2/28
   MFS Series Trust XIV                                             8/31
   MFS Series Trust XV                                             10/31
--------
..  The fiscal year end is 4/30 for the following series of MFS Series Trust IX:

MFS Bond Fund                               MFS Municipal Limited Maturity Fund
MFS Intermediate Investment Grade Bond Fund MFS Research Bond Fund
MFS Limitied Maturity Fund                  MFS Research Bond Fund J

/** /The fiscal year end is 10/31 for the following series of MFS Series Trust
    IX:

MFS Inflation Adjusted Bond Fund

..  The fiscal year end is 5/31 for the following series of MFS Series Trust X:

MFS Aggressive Growth Allocation Fund MFS International Growth Fund
MFS Conservative Allocation Fund      MFS International Value Fund
MFS Emerging Markets Equity Fund      MFS Moderate Allocation Fund
MFS Growth Allocation Fund            MFS International Diversification Fund

... The fiscal year end is 7/31 for the following series of MFS Series Trust X:

MFS Emerging Markets Debt Fund MFS Strategic Value Fund
MFS New Endeavor Fund

....The fiscal year end is 8/31 for the following series of MFS Series Trust X:

MFS Floating Rate High Income Fund

/***/The fiscal year end is 10/31 for the following series of MFS Series Trust
     XII:

MFS Sector Rotational Fund

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                                                          FISCAL
               TRUST                                     YEAR END
               -----                                     --------
               MFS Growth Opportunities Fund              12/31
               Massachusetts Investors Growth Stock Fund  11/30
               Massachusetts Investors Trust              12/31
               MFS Municipal Income Trust                 10/31
               MFS Multimarket Income Trust               10/31
               MFS Government Markets Income Trust        11/30
               MFS Intermediate Income Trust              10/31
               MS Charter Income Trust                    11/30
               MFS Special Value Trust                    10/31
               MFS Municipal Series Trust                 03/31
               MFS Institutional Trust                    06/30
               MFS Variable Insurance Trust               12/31

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